                                                                   EXHIBIT 10.18

                           AASTROM BIOSCIENCES, INC.

           EMPLOYEE PROPRIETARY INFORMATION AND INVENTION AGREEMENT
           --------------------------------------------------------



     In consideration of my employment or continued employment by AASTROM BIOSCIENCES, INC. (the "Company"), and the compensation now and hereafter paid to me, I hereby agree as follows:

     1.    Recognition of Company's Rights; Nondisclosure. At all times during
           ----------------------------------------------
the term of my employment and thereafter, I will hold in strictest confidence and will not disclose, use, lecture upon or publish any of the Company's Proprietary Information (defined below), except as such disclosure, use or publication may be required in connection with my work for the Company, or unless an officer of the Company expressly authorizes such in writing. I hereby assign to the Company any rights I may have or acquire in such Proprietary Information and recognize that all Proprietary Information shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all patent rights, copyrights, mask work rights, trade secret rights and all other rights throughout the world (collectively, "Proprietary Rights") in connection therewith.

     The term "Proprietary Information" shall mean trade secrets, confidential knowledge, data or any other proprietary information of the Company. By way of illustration but not limitation, "Proprietary Information" includes (a) inventions, mask works, trade secrets, ideas, processes, formulas, source and object codes, data, programs, other works of authorship, cell lines, know-how, improvements, discoveries, developments, designs and techniques (hereafter collectively referred to as "Inventions"); and (b) plans for research, development, new products, marketing and selling; information regarding business plans, budgets, and unpublished financial statements; licenses; prices and costs; information regarding suppliers and customers; and information regarding the skills and compensation of employees of the Company.

     2.    Third Party Information. I understand, in addition, that the Company
           -----------------------
has received and in the future will receive from third parties confidential or prorietary information ("Third Party Information") subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the term of my employment and thereafter, I will hold Third Party Information in the strictest confidence and will not disclose or use Third Party Information except as permitted by the agreement between the Company and such third party, unless expressly authorized by an officer of the Company in writing.

     3.    Assignment of Inventions.
           ------------------------

           a. I hereby assign to the Company all my right, title and interest in and to any and all Inventions (and all Proprietary Rights with respect thereto) whether or not patentable or registrable under copyright or similar statutes, made or conceived or reduced to practice or learned by me, either alone or jointly with others, during the period of and within the scope of my employment with the Company. I agree that all such Inventions are the sole property of the Company.

           b. I hereby also assign to or as directed by the Company all my right, title and interest in and to any and all Inventions, full title to which is required to be in the United States by a contract between the Company and the United States or any of its agencies.

           c. I acknowledge that all original works of authorship which are made by me (solely or jointly with others) within the scope of my employment and which are protectable by copyright are "works made for hire," as that term is defined in the United States Copyright Act (17 U.S.C., Section 101). Inventions assigned to or as directed by the Company by this paragraph 3 are hereinafter referred to as "Company Inventions."

     4. Enforcement of Proprietary Rights. I will assist the Company in every
        ---------------------------------
proper way to obtain and from time to time enforce United States and foreign Proprietary Rights relating to Company Inventions in any and all countries. To that end I will execute, verify and deliver such documents and perform such other acts (including appearances as a witness) as the Company may reasonably request for use in applying for, obtaining, perfecting, evidencing, sustaining and enforcing such Proprietary Rights and the assignment thereof. In addition, I will execute, verify and delivery assignments of such Proprietary Rights to the Company or its designee. My obligation to assist the Company with respect to Proprietary Rights relating to such Company Inventions in any and all countries shall continue beyond the termination of my employment for a period of one year, but the Company shall compensate me at a reasonable rate after my termination for the time actually spent by me at the Company's request on such assistance.

     In the event the Company is unable for any reason, after reasonable effort, to secure my signature on any document needed in connection with the actions specified in the preceding paragraph, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and in my behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of the preceding paragraph thereon with the same legal force and effect as if executed by me. I hereby waive and quit claim to the Company any and all claims, of any nature whatsoever, which I now or may hereafter have for infringement of any Proprietary Rights assigned hereunder to the Company.

     5.    Obligation to Keep Company Informed. During the period of my
           -----------------------------------
employment, I will promptly disclose to the Company fully and in writing and will hold in trust for the sole right and benefit of the Company any and all Inventions relating to the Company's business. In addition, after termination of my employment, I will disclose a summary of all patent applications filed by me within one year after termination of employment.

     6.    Prior Inventions. Inventions, if any, patented or unpatented, which I
           ----------------
made prior to the commencement of my employment with the Company are excluded from the scope of this Agreement. To preclude any possible uncertainty, I have set forth on Exhibit A attached hereto a complete and exhaustive list of all inventions that I have, alone or jointly with others, conceived, developed or reduced to practice or caused to be conceived, developed or reduced to practice prior to the commencement of my employment with the Company, that I consider to be my property or the property of third parties and that I wish to have excluded from the scope of this Agreement. If disclosure of any such invention on Exhibit A would cause me to violate any prior confidentiality agreement, I understand that I am not to list such inventions in Exhibit A, but am to inform the Company that all such inventions have not been listed for that reason.

     7.    Additional Activities. I agree that during the period of my
           ---------------------
full-time employment by the Company I will not, without the Company's express written consent, engage in any employment or business activity other than for the Company, and for the period of my employment by the Company and for one (1) year after the date of termination of my employment by the Company, I will not
(i) induce any employee of the Company to leave the employ of the Company or
(ii) solicit the business of any client or customer on behalf of a competitor of the Company (other than on behalf of the Company).

     8.    No Improper Use of Materials. During my employment by the Company I
           ----------------------------
will not improperly use or disclose any confidential information or trade secrets, if any, of any former employers or any other person to whom I have an obligation of confidentiality, and I will not bring onto the premises of the Company any unpublished documents or any property belonging to any former employer or any other person to whom I have an obligation of confidentiality unless consented to in writing by that former employer or person.

     9.    No Conflicting Obligation. I represent that my performance of all the
           -------------------------
terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.

     10.   Return of Company Documents. When I leave the employ of the Company,
           ---------------------------
I will deliver to the Company any and all drawings, notes, memoranda, specifications, devices, formulas, molecules, cells and documents, together with all copies thereof, and any other material containing or disclosing any Company Inventions, Third Party Information or Proprietary Information of the Company.

     11.   Legal and Equitable Remedies. Because my services are personal and
           ----------------------------
unique and because I may have access to and become acquainted with the Proprietary Information of the Company, the Company shall have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief, without bond, without prejudice to any other rights and remedies that the Company may have for a breach of this Agreement.

     12.   Notices. Any notices required or permitted hereunder shall be given
           -------
to the appropriate party at the address specified below or at such other address as the party shall specify in writing. Such notice shall be deemed given upon personal delivery to the appropriate address or if sent by certified or registered mail, three days after the date of mailing.

     13.   General Provisions.
           ------------------

     13.1  Governing Law. This Agreement will be governed by and construed
           -------------
according to the laws of the State of Michigan.

     13.2  Entire Agreement. This Agreement is the final, complete and exclusive
           ----------------
agreement of the parties with respect to the subject matter hereof and supersedes and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement. As used in this Agreement, the period of my employment includes any time during which I may be retained by the Company as a consultant.

     13.3  Severability. If one or more of the provisions in this Agreement are
           ------------
deemed unenforceable by law, then the remaining provisions will continue in full force and effect.

     13.4  Successors and Assigns. This Agreement will be binding upon my heirs,
           ----------------------
executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.

           13.5 Survival. The provisions of this Agreement shall survive the
                --------
termination of my employment and the assignment of this Agreement by the Company to any successor in interest or other assignee.

           13.6 Employment. I agree and understand that nothing in this
                ----------
Agreement shall confer any right with respect to continuation of employment by the Company, nor shall it interfere in any way with my right or the Company's right to terminate my employment at any time, with or without cause.

           13.7 Waiver. No waiver by the Company of any breach of this Agreement
                ------
shall be a waiver of any preceding or succeeding breach. No waiver by the Company of any right under this Agreement shall not be required to give notice to enforce strict adherence to all terms of this Agreement.

           This Agreement shall be effective as of the first day of my employment with the Company, namely: June 1, 1991.
                                     ------    --

           I UNDERSTAND THAT THIS AGREEMENT AFFECTS MY RIGHTS TO INVENTIONS I MAKE DURING MY EMPLOYMENT, AND RESTRICTS MY RIGHT TO DISCLOSE OR USE THE COMPANY'S CONFIDENTIAL INFORMATION DURING OR SUBSEQUENT TO MY EMPLOYMENT.

           I HAVE READ THIS AGREEMENT CAREFULLY AND UNDERSTAND ITS TERMS. I HAVE COMPLETELY FILLED OUT EXHIBIT A TO THIS AGREEMENT.

Dated:    3/30   , 1992
       ----------    --

                                       ________________________________________
                                       Signature

                                       /s/ R. Douglas Armstrong
                                       ----------------------------------------
                                       R. Douglas Armstrong, Ph.D.

                                          845 Arlington Blvd.,
                                       ----------------------------------------
                                       Address

                                          Ann Arbor, MI 48104
                                       ----------------------------------------

ACCEPTED AND AGREED TO:

AASTROM BIOSCIENCES, INC.

By /s/ Robert Kunze
  -----------------------------------
    Robert Kunze, Chairman

                                  Schedule I

AASTROM BIOSCIENCES, INC.
University of Michigan
3074 H. H. Dow Building
Ann Arbor, Michigan 48109-2136

Gentlemen:

     1. The following is a complete list of all inventions or improvements relevant to the subject matter of my employment by, and/or services as a director or an officer to, AASTROM BIOSCIENCES, INC., (the "Company") that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company:

                  No inventions or improvements
           -----
             X    See below:
           -----
     1.    U.S. Patent App. #07/685,123 filed 4/12/91:
           --------------------------------------------------------------------
           "Queuine tRNA Expression as a Diagnostic and Prognostic Marker
           --------------------------------------------------------------------
           in Differentiation-Related Diseases"
           --------------------------------------------------------------------
     2.    U.S. Patent App. #07/681,889 filed 4/8/91:
           --------------------------------------------------------------------
           "A Novel 23K Protein with Binding Specificity for Queuine"

                 Due to confidentiality agreements with prior employer, I cannot ----- disclose certain inventions that would otherwise be included on the above-described list.

             X   Additional sheets attached
           -----

     2. I propose to bring to my employment/service as a director or officer the following device(s), material(s), and document(s) of a former employer or other person to whom I have an obligation of confidentiality that are not generally available to the public, which device(s), material(s) and document(s) may be used in my employment pursuant to the express written authorization of my former employer or such other person (a copy of which is attached hereto):

           _____ No devices, materials or documents

           _____ See below:

           ___________________________________________________________________

           ___________________________________________________________________

           ___________________________________________________________________

           ___________________________________________________________________

           _____ Additional sheets attached


Date:            July 23     , 1991
           ------------------


                                       Very truly yours,


                                       /s/ R. Douglas Armstrong
                                       ---------------------------
                                       R. Douglas Armstrong, Ph.D.

                                               PATENT
                                               Our Docket:  P31 8461

               IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

In re application of:         )
  R. DOUGLAS ARMSTRONG        )
                              )
Filed: Herewith               )
                              )
For: QUEUINE-tRNA EXPRESSION  )
     AS A DIAGNOSTIC AND      )
     PROGNOSTIC MARKER OF     )  444 South Flower Street
     DIFFERENTIATION-RELATED  )  Suite 2000
     DISEASES                 )  Los Angeles, California 90071

Hon. Commissioner of Patents
  and Trademarks
Washington, D.C.  20231


                           TRANSMITTAL OF ASSIGNMENT
                           -------------------------

Dear Sir:

     Enclosed is an executed Assignment for the above-identified United States Patent Application.

     A check in the amount of $323.00 is enclosed, $8.00 of which covers the recordation of the Assignment.

     The Commissioner is hereby authorized to charge any additional fees which may be required, or credit any overpayment to Deposit Account No. 16-2460. A duplicate copy of this sheet is enclosed.

                                       Respectfully submitted,


                                       /s/  Theresa A. Brown
                                       --------------------------------------
                                       Theresa A. Brown
                                       Reg. No. 32,547
                                       Telephone: (619) 535-9001
                                       Facsimile: (619) 535-8949

PRETTY SCHROEDER,
  BRUEGGEMANN & CLARK
444 South Flower Street
Suite 2000
Los Angeles, California 90071

                                  ASSIGNMENT
                                  ----------

     This Assignment is made by R. Douglas Armstrong of 311 Cole Ranch Road, Encinitas, California, Assignor, to THE LA JOLLA CANCER RESEARCH FOUNDATION, Assignee, having a place of business at 10901 N. Torrey Pines Road, La Jolla, California 92037.

     WHEREAS, Assignor has invented a new and useful QUEUINE-tRNA EXPRESSION AS A DIAGNOSTIC AND PROGNOSTIC MARKER OF DIFFERENTIATION-RELATED DISEASES, for which an application for United States Letters Patent is filed herewith in the United States Patent and Trademark Office;

     WHEREAS, Assignor believes himself to be the original inventor of the invention disclosed and claimed in said application for Letters Patent; and

     WHEREAS, the parties desire to have a recordable instrument assigning the entire right, title and interest in and to said invention, said application and any Letters Patent that may be granted for said invention in the United States and throughout the world;

     NOW, THEREFORE, in accordance with the obligations to assign the invention and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor sells, assigns, and transfers to Assignee, the entire right, title, and interest in and to said invention, said application and any Letters Patent that may be granted for said invention in the United States and throughout the world, including the right to file foreign applications directly in the name of the Assignee and to claim for any such foreign applications any priority rights to which such applications are entitled under international conventions, treaties, or otherwise.

     Assignor agrees that, upon request and without further compensation, but at no expense to Assignor, he and his legal representatives and assigns will do all lawful acts, including the execution of papers and the giving of testimony, that may be necessary or desirable for obtaining, sustaining, reissuing, or enforcing Letters Patent in the United States and throughout the world for said invention, and for perfecting, recording, or maintaining the title of Assignee, its successors and assigns, to said invention, said application, and any Letters Patent granted for said invention in the United States and throughout the world.

     Assignor represents and warrants that he has not granted and will not grant to others any rights inconsistent with the rights granted herein.

     Assignor authorizes and requests the Commissioner of Patents and Trademarks of the United States and of all foreign countries to issue any Letters Patent granted for said invention, whether on said application or on any subsequently filed division, continuation, continuation-in-part or reissue application, to Assignee, its successors and assigns, as the assignee of the entire interest in said invention.

     IN WITNESS WHEREOF, Assignor has executed this Assignment on the date first above written.

                                     Assignor:  R. DOUGLAS ARMSTRONG


                                     /s/   R. DOUGLAS ARMSTRONG
                                     ------------------------------------------

STATE OF CALIFORNIA  )
COUNTY OF SAN DIEGO  )

     On this 12th day of April, in the year 1991, before me personally appeared personally known to me or proved to me on the basis
--------------------------
of satisfactory evidence to be the person whose name is subscribed to this instrument, and acknowledged to me that he executed it.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                     /s/  Crystal K. Herndon
                                     -----------------------------------------
                                     Notary Public in and/for
                                     said County and State
 ______________________________
|        OFFICIAL SEAL         |
|      CRYSTAL K. HERNDON      |
|   NOTARY PUBLIC CALIFORNIA   |
|      SAN DIEGO COUNTY        |
| MY COMM. EXPIRES MAR. 7, 1996|
|______________________________|